Exhibit 10.1

[***]	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Amendment One to Licence of Technology

This Amendment One to Licence of Technology Agreement (this “Amendment”) is entered into as of this 22nd day of January 2018 (the “Amendment Effective Date”), by and between The University of Bristol, Senate House, Tyndall Avenue, Bristol, BS8 1TH, England (“Licensor”) and Achieve Life Sciences, Inc., a Delaware corporation having its principal place of business at 19820 North Creek Parkway, Suite 201, Bothell, Washington, 98011 (“Licensee”). Licensor and Licensee are each referred to herein a “Party” or, collectively, as the “Parties.” Capitalized terms used herein and not defined shall have the meaning assigned to them in the Agreement.

WHEREAS, the Licensor and Licensee entered into an agreement named “Licence of Technology” dated 13th July 2016 (the “Agreement”) whereby, among other things, the Licensee was granted the exclusive option to negotiate an exclusive license in the Option Field (as defined in the Agreement);

WHEREAS, the Licensor now wishes to exercise such option, and the Parties further wish to modify certain terms of the Agreement, as set forth in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree to this Amendment as follows, effective as of the Amendment Effective Date:

1.	The definition of “Field” (as set forth in Schedule 1 – Definitions (Clause 1) of the Agreement is hereby replaced in its entirety with the following:

“Field” means all human medicinal uses including prophylaxis, treatment, cure or alleviation of all symptoms, whether or not associated with smoking cessation.

For purposes of this Agreement, “Original Field” means the Field as originally defined in the Agreement.

2.	The definition of “Licensor’s Improvements” (as set forth in Schedule 1 – Definitions (Clause 1) of the Agreement) is hereby replaced in its entirety with the following:

Licensor’s Improvements means any Improvements made following the Effective Date until the third anniversary of the Amendment Effective Date solely by the Inventor or the Inventor’s group (or a subset of them) within the Field, and the Intellectual Property Rights pertaining to them of which the Licensor has been made aware and is legally able to licence.

3.	Sections 2.3. and 2.5 are hereby deleted.

4.	The following is added to Section 10.1.1:

i)	An initial licence fee equal to the sum of thirty seven thousand five hundred US dollars ($37,500) on the execution of this Amendment and thirty seven thousand five hundred US dollars ($37,500) on the earlier to occur of an equity financing of the Licensee of at least equal to ten million US dollars ($10m) or March 31st 2018.

Amendment One to Licence of Technology

5.	Sections 10.1.2 – 10.1.5 are hereby replaced with the following:

10.1.2	(i) [***] US dollars ($[***]) on [***] and

(ii) [***] US dollars ($[***]) on [***];

10.1.3	(i) [***] US dollars ($[***]) on [***] and

(ii) [***] US dollars ($[***]) on [***];

10.1.4	[***] US dollars ($[***]) on [***];

10.1.5	[***] US dollars ($[***]) on [***];

6.	Sections 13.9.1 and 13.9.2 are hereby replaced with the following:

13.9.1	where the Licensee has terminated under clause 13.3, the Licensee must bring all sub-licences to an end on the same date;

13.9.2	where the Licensor has terminated this agreement under clause 13.2 or 13.5, or the Licensee has terminated under clause 13.2, any sub-licences granted will continue to remain in force as a direct licence from the Licensor provided that the relevant Sub-licensee has entered into a letter of covenant with the Licensor in the form detailed in Schedule 3;

7.	Capitalized terms that are not defined herein shall have the meanings set forth in the Agreement. Except as set forth herein, the Agreement shall continue in full force and effect. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and other electronically scanned signatures shall have the same effect as their originals.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

[Signature Page Follows]

Amendment One to Licence of Technology

***Confidential Treatment Requested.

AS WITNESS this agreement has been signed by the duly authorised representatives of the parties.

SIGNED for and on behalf of	SIGNED for and on behalf of

THE UNIVERSITY OF BRISTOL:	ACHIEVE LIFE SCIENCES, INC.:

/s/ SUE SUNDSTROM	/s/ RICK STEWART

Name: SUE SUNDSTROM	Name: RICK STEWART

Position: HEAD OFCOMMERCIALISATION & IMPACT DEVELOPMENT	Position: CHAIRMAN & CEO.

Amendment One to Licence of Technology

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